EXHIBIT 99.2

MIND SOLUTIONS, INC.

FINANCIAL STATEMENTS

JUNE 30, 2012

(Unaudited)

MIND SOLUTIONS, INC.

BALANCE SHEETS

(Unaudited)

	June 30,	December 31,
Assets:	2012	2011
Current Assets
Cash and Cash Equivalents	$561	$942

Total Current Assets	561	942

Fixed Assets
Property Plant & Equipment	684	684
Accumulated Depreciation	(169)	(120)

Total Fixed Assets	515	564

Other Assets
Investment	660,000	1,020,000
Advances to Related Party	10,507	5,347

Total Other Assets	670,507	1,025,347

Total Assets	$671,583	$1,026,853

Liabilities and Stockholders' Equity:
Accounts Payable	$4,500	$535
Due to Parent Company	111,610	111,610
Note Payable - Officer	241,433	190,998

Total Liabilities	357,543	303,143

Stockholders' Equity:
Preferred Stock, $0.001 par value 50,000,000 shares authorized, 0 shares issued and outstanding	-	-
Common Stock, $0.001 par value 450,000,000 shares authorized, 100,000 shares issued and outstanding	100	100
Additional Paid-In Capital	660,000	1,020,000
Accumulated Deficit	(346,060)	(296,390)
Total Stockholders' Equity (Deficit)	314,040	723,710

Total Liabilities and Stockholders' Equity	$671,583	$1,026,853

The accompanying notes are an integral part of these financial statements.

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MIND SOLUTIONS, INC.

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Six Months Ended
	June 30,	June 30,
	2012	2011

Revenues	$-	$-
Cost of Services	-	-

Gross Profit	-	-

Operating expenses:
Consulting	34,929	30,419
General and Administration	14,741	21,682
Total operating expenses	49,670	52,101

Loss from operations	(49,670)	(52,101)

Net Loss	$(49,670)	$(52,101)

Loss per share	(0.50)	(0.52)

Weighted average shares outstanding	100,000	100,000

The accompanying notes are an integral part of these financial statements.

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MIND SOLUTIONS, INC.

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	June 30,	June 30,
	2012	2011
Cash Flows from Operating Activities:
Net Loss for the period	$(49,670)	$(52,101)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	49	49
Changes in Operated Assets and Liabilities:
Increase in accounts payable	3,965	-
Increase in advances to related party	(5,160)	(5,309)
Net cash (used) in operating activities	(50,816)	(57,361)

Cash Flow from Investing Activities:
Purchase Equipment	-	-
Net Cash Used by Investing Activities	-	-

Cash Flows from Financing Activities:
Proceeds from parent company		8,000
Proceeds from note payable - officer	50,435	4,096
Net Cash Provided by Financing Activities	50,435	12,096

Net (Decrease) Increase in Cash	(381)	(45,265)
Cash at Beginning of Period	942	47,028
Cash (Overdraft) at End of Period	$561	$1,763

Supplemental Disclosures:
Income Taxes Paid	$-	$-
Interest Paid	$-	$-

The accompanying notes are an integral part of these financial statements.

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MIND SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2012

(Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Mind Solutions, Inc. (Nevada) (the “Company”) was incorporated under the laws of the state of Nevada on May 24, 2002 under the name Red Meteor Media, Inc. The Company changed its name to Prize Entertainment Inc. in November of 2003 and then again to Mind Solutions, Inc. in January of 2011. The Company is a wholly owned subsidiary of Mind Solutions Inc. (Canada) (the “Parent Company”) which was incorporated under the law of the province of Ontario on July 30, 2010. The Parent Company is roughly 60% owned by Mind Technologies, Inc. and 40% owned by Brent Fouch. Brent Fouch is the sole officer of the Company as well as the Parent Company.

The Company develops software applications using a wireless headset which reads brainwaves and allows interaction with a computer via the software applications developed.

NOTE 2 - PREPARATION OF FINANCIAL STATEMENTS

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Unaudited Interim Financial Information

The accompanying statements of operations for the six months ended June 30, 2012 and 2011, consolidated statement of owner’s equity for the six months ended June 30, 2012, and consolidated statements of cash flows for the six months ended June 30, 2012 and 2011, are unaudited.  These unaudited interim financial statements have been prepared in accordance with accounting principles accepted in the United States of America (“GAAP”).  In the opinion of the company’s management, the unaudited interim financial statements have been prepared on the same basis as the audited financial statements and included all adjustments necessary for the fair presentation of the company’s statement of financial position at June 30, 2012 and its results of operations and its cash flows for the six months ended June 30, 2012.  The results for the six months ended June 30, 2012, are not necessarily indicative of the results to be expected for the fiscal year ending December 31, 2012.

Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented

NOTE 3 - PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented reflect the activity of the Company by and of itself. The Company has elected not to consolidate its financials with its Parent Company, Mind Solutions, Inc (Canada). As a result, the Company’s financial statements present all intercompany transactions related to the Parent Company.

NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Cash and cash equivalents

The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly- liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

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B. Fixed Assets

Fixed assets are recorded at cost. Major renewals and improvements are capitalized, while maintenance and repairs are expensed when incurred. Expenditures for major additions and betterments are capitalized in amounts greater or equal to $500. Depreciation of equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful life of three (3), five (5), or seven (7) years. Upon sale or retirement of equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in statements of operations.

C. Advertising expenses

Advertising and marketing expenses are charged to operations as incurred. For the six months ended June 30, 2012 and 2011 advertising and marketing expense was $0 and $10,100 respectively. For the twelve months ended December 31, 2011 advertising and marketing expense was $10,250 respectively.

D. Revenue recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

E. Stock-based compensation

We follow ASC 718-10, "Stock Compensation", which addresses the accounting for transactions in which an entity exchanges its equity instruments for goods or services, with a primary focus on transactions in which an entity obtains employee services in share-based payment transactions. ASC 718-10 requires measurement of the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). Incremental compensation costs arising from subsequent modifications of awards after the grant date must be recognized. The Company has not adopted a stock option plan and has not granted any stock options. The Company granted stock awards, at par value, to its officers, directors and advisors for services rendered in its formation. Accordingly, stock-based compensation has been recorded to date.

F. Income Taxes

Income taxes are provided in accordance with Codifications topic 740, “Income Taxes”, which requires an asset and liability approach for the financial accounting and reporting of income taxes. Current income tax expense (benefit) is the amount of income taxes expected to be payable (receivable) for the current year. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. Deferred income tax expense is generally the net change during the year in the deferred income tax asset and liability. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be “more likely than not” realized in future tax returns. Tax rate changes and changes in tax law are reflected in income in the period such changes are enacted

G. Earnings (loss) per share

Basic earnings (loss) per share are computed by dividing the net income (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of the balance sheet dates the Company had no outstanding warrants.

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H. Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from those estimates.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

We qualify as an “emerging growth company” under the 2012 JOBS Act. Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As an emerging growth company, we can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period.

In October 2011 the Accounting Standards Update No. 2011-08, Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for impairment. This ASU's objective is to simplify the process of performing impairment testing for Goodwill. With this update a company is allowed to asses qualitative factors, first, to determine if it is more likely than not (greater than 50%) that the FV is less than the carrying amount. This would be done, prior to performing the two-step goodwill impairment testing, as prescribed by Topic 350. Prior to this ASU, all entities were required to test, annually, their good will for impairment by Step 1 - comparing the FV to the carrying amount, and if impaired, then step 2 - calculate and recognize the impairment. Therefore, are gained by not requiring fair value measurement, until the "more likely than not" reasonableness test is concluded. Effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption did not have an impact on the Company’s financial position and results of operations.

In May 2011 the Accounting Standards Update (Update) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This ASU clarifies the board's intent of current guidance, modifies and changes certain guidance and principles, and adds additional disclosure requirements concerning the 3 levels of fair value measurements. Specific amendments are applied to FASB ASC 820-10-35, Subsequent Measurement and FASB ASC 820-10-50, Disclosures. Effective dates are for interim and annual periods beginning after December 15, 2011. The adoption did not have an impact on the Company’s financial position and results of operations.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09, “Amendments to Certain Recognition and Disclosure Requirements” (“ASU 2010-09”), which is included in the FASB Accounting Standards Codification (the “ASC”) Topic 855 (Subsequent Events). ASU 2010-09 clarifies that an SEC filer is required to evaluate subsequent events through the date that the financial statements are issued. ASU 2010-09 is effective upon the issuance of the final update and did not have a significant impact on the Company’s financial statements. In June 2009, the FASB issued guidance now codified as ASC 105, “Generally Accepted Accounting Principles” as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP, aside from those issued by the SEC. ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. The adoption of ASC 105 did not have a material impact on the Company’s financial statements, but did eliminate all references to pre- codification standards.

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On December 4, 2007, the Financial Accounting Standards Board (FASB) issued Statement No. 141(R), Business Combinations (Statement 141(R)) and Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (Statement 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. Issuance of these standards is also noteworthy in that they represent the culmination of the first major collaborative convergence project between the International Accounting Standards Board (IASB) and the FASB. International Financial Reporting Standard No. 3, Business Combinations, (IFRS 3) and International Accounting Standard No. 27, Consolidated and Separate Financial Statements, (IAS 27), are expected to be substantively similar to Statements 141(R) and 160, respectively, and are expected to be issued by the IASB in early 2008.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 6 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had an accumulated deficit at June 30, 2012, a net loss and net cash used in operating activities for the period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

While the Company is attempting to commence operations and generate revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 7 – PROPERTY PLANT & EQUIPMENT

Furniture and Equipment consisted of the following:

	June 30, 2012	December 31, 2011
Furniture	$684	$684
Total	684	684
Less: Accumulated depreciation	(169)	(120)
Property & equipment, net	$515	$564

Assets are being depreciated over seven years using the straight line method. Depreciation expense for the six months ended June 30, 2012 and 2011 was $49 and $49. Depreciation expense for the twelve months ended December 31, 2011 was $98.

NOTE 8 – RELATED PARTY TRANSACTIONS

Advances to Related Party

Over the years, the Company has received and advanced cash to Mind Technologies Inc. The advances are non interest bearing and payable on demand. At June 30, 2012 and December 31, 2011 the Company had advances to related party balances of $10,507 and $5,347.

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Services provided by Related Party

Mind Technologies, Inc. leases office space in Cardiff California where operational services are provided to the Company. Management determined that the expense related to the office space and related services provided to be nominal and did not recognize any expense.

Former Related Party in Transaction

The sole officer of the Company, Brent Fouch, was a former officer of Rapid Fire Marketing, Inc. up until August of 2009. See note 9 for details on transaction.

Note Payable- Officer

The Company has an outstanding note payable to its sole officer Brent Fouch. Bent Fouch, the sole officer of the Company is also the sole officer of the Parent Company. The note is described in detail in note 10.

NOTE 9 – INVESTMENT

On December 27, 2011 the sole officer of the Company contributed 10,000,000 preferred shares of Rapid Fire Marketing, Inc. (RFMK) stock that convert at the discretion of the holder to 300,000,000 common shares. The investment at June 30, 2012 had a value of $660,000, based on the closing share price of $.0022. All securities are equity securities and are classified as available-for-sale. The Company did not consolidate their ownership of RFMK due to lack of control. The investment is offset to additional paid in capital.

As of June 30, 2012, the Company’s investment of 10,000,000 preferred shares in RFMK represents approximately a 22% interest in RFMK. This was calculated as follows; as of the June 30, 2012, RFMK financial statements showed 967,038,022 common shares and 12,343,000 preferred shares issued and outstanding. If the preferred shares were converted to common shares at 30 to 1 then RFMK would have an additional 370,290,000 common shares outstanding which would result in 1,337,328,022 common shares outstanding. The Company’s investment of 10,000,000 preferred shares can be converted into 300,000,000 common shares which is approximately 22% of the (if converted) 1,337,328,022 common shares outstanding.

Rapid Fire Marketing, Inc. is not currently a reporting company (filed a form 15). The stock is traded under the symbol RFMK on the OTC Markets Exchange.

NOTE 10 – NOTE PAYABLE - OFFICER

The Company has a non interest bearing note payable to its sole officer at June 30, 2012 and December 31, 2011 in the amount of $241,433 and $190,998, payable on demand.

NOTE 11 – DUE TO PARENT

The Company borrowed cash from the Parent Company, Mind Solutions, Inc (Canada). At June 30, 2012 and December 31, 2011 the balances due to the Parent Company were $111,610 and $111,610.

NOTE 12 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 450,000,000 shares of common stock and 50,000,000 shares of preferred stock.

At inception, May 24, 2002, the Company issued 100,000 shares of stock to its founding officer at par $0.001. This resulted in an expense of $100.

NOTE 13 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that other than listed below, no material subsequent events exist through the date of this filing.

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1.                   In July of 2012, the Company received $71,000 cash from two qualified investors for stock which is to be issued after the potential reverse merger.

As of September 10, 2012, the investment referred to in note 9 regarding Rapid Fire Marketing, Inc. (RFMK), has a value of $570,000. The investment decreased by $90,000 in value from $660,000 at June 30, 2012. The decrease in value was due from the decrease in stock price from $.0022 on 6/30/12 to $0.0019 on 9/10/12.

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